                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                                                                   Exhibit 10.12
                                                                   -------------

--------------------------------------------------------------------------------
*CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL, MARKED BY AN ASTERISK, HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
--------------------------------------------------------------------------------

                                   DELTA II

                           LAUNCH SERVICES AGREEMENT

                                    BETWEEN

                            EARTHWATCH INCORPORATED

                                      AND

                          DELTA LAUNCH SERVICES, INC.

                  LAUNCH SERVICES AGREEMENT No. DLS-01-1305C
                                                ------------

Delta Launch Services, Inc. (DLS) proprietary rights are included in the information disclosed herein. Recipient, by accepting this document agrees that neither this document nor the information disclosed herein nor any part hereof shall be reproduced or transferred to other documents or used or disclosed to others for manufacturing, or for any other purpose except as specifically authorized in writing by DLS, a wholly-owned subsidiary of the McDonnell Douglas Corporation.

  Copyright by Delta Launch Services, Inc., a wholly-owned subsidiary of the
   McDonnell Douglas Corporation, which is a wholly-owned subsidiary of The
     Boeing Company. All Rights Reserved. This is an unpublished work of
                          Delta Launch Services, Inc.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------



                               TABLE OF CONTENTS
                               -----------------

ARTICLE             TITLE                                                                 PAGE
-------             -----                                                                 ----
ARTICLE 1.          DEFINITIONS                                                              4
ARTICLE 2.          SERVICES TO BE PROVIDED BY SELLER                                        6
ARTICLE 3.          SCHEDULE FOR PERFORMANCE OF SERVICES BY SELLER                           6
ARTICLE 4.          PRICES AND TERMS OF PAYMENT                                              6
ARTICLE 5.          LAUNCH SCHEDULE CHANGES                                                  8
ARTICLE 6.          BUYER DELIVERABLES                                                      10
ARTICLE 7.          RESERVED                                                                10
ARTICLE 8.          LAUNCH MANIFEST GUIDELINES                                              10
ARTICLE 9.          CHANGES                                                                 11
ARTICLE 10.         ALLOCATION OF RISKS AND LIABILITIES (LICENSED ACTIVITY)                 11
ARTICLE 11.         COMMERCIAL SPACE OPERATIONS SUPPORT AGREEMENT (CSOSA)                   13
ARTICLE 12.         EXCUSABLE DELAYS                                                        18
ARTICLE 13.         TERMINATION                                                             18
ARTICLE 14.         WARRANTY DISCLAIMER                                                     21
ARTICLE 15.         RISK TO SPACECRAFT                                                      21
ARTICLE 16.         LIMITATION OF LIABILITY                                                 21
ARTICLE 17.         INFORMATION                                                             22
ARTICLE 18.         INFRINGEMENT                                                            23

                                   PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                         TABLE OF CONTENTS (continued)
                         -----------------

ARTICLE             TITLE                                                                 PAGE
-------             -----                                                                 ----
ARTICLE 19.         BAILED EQUIPMENT                                                        23
ARTICLE 20.         OPTIONAL LAUNCH                                                         23
ARTICLE 21.         GOVERNING LAW                                                           24
ARTICLE 22.         LICENSES, PERMITS AND REGISTRATIONS                                     24
ARTICLE 23.         REGISTRATION OF LAUNCH VEHICLE AND SPACECRAFT                           24
ARTICLE 24.         SECURITY                                                                25
ARTICLE 25.         TAXES                                                                   25
ARTICLE 26.         NATURE OF RELATIONSHIP                                                  25
ARTICLE 27.         NOTICES                                                                 26
ARTICLE 28.         ASSIGNMENT                                                              26
ARTICLE 29.         PUBLIC RELEASE OF INFORMATION                                           27
ARTICLE 30.         ORDER OF PRECEDENCE                                                     27
ARTICLE 31.         U.S. GOVERNMENT APPROVAL AND REQUIREMENTS.                              27
ARTICLE 32.         PARTIAL INVALIDITY                                                      28
ARTICLE 33.         ENTIRE LAUNCH SERVICES AGREEMENT                                        28
ARTICLE 34.         EFFECTIVITY                                                             28

                                   PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

           As of the date of last signature hereof, EarthWatch Incorporated (herein referred to as the "Buyer"), a corporation organized under the laws of Delaware, and DELTA LAUNCH SERVICES, INC. (herein referred to as the "Seller"), a corporation organized under the laws of the State of Delaware, U.S.A., have agreed as follows:


ARTICLE 1. DEFINITIONS.
           -----------

           Unless the context shall otherwise require, capitalized terms used herein shall have the following meanings:

Launch Services Agreement: (LSA) This document and all attachments described herein and all amendments agreed to in accordance with Article 33.

Launch: The intentional ignition of the Launch Vehicle, more specifically:
     the intentional ignition of any strap-on Solid Rocket Motor (SRM).

Launch Date: The calendar date within the Launch Slot during which a Launch will occur as determined by Article 3.

Launch Period: A three (3) month period of time within a Launch Semester during which the Launch will occur, as determined by Article 3.

Launch Semester: Launch Semester is equivalent to the Launch Period.

Launch Services: Services provided by Seller as described in Article 2.

Launch Site: The Delta launch site located at Vandenberg Air Force Base in
     California, United States of America, or another mutually agreed upon launch site including its installations, facilities, and equipment.

Launch Slot: A thirty (30) day period of time within a Launch Period during which the Launch will occur, as determined by Article 3.

Launch Term: The Launch Semester, Launch Period, Launch Slot or Launch Date, whichever is in effect at the time as determined by Article 3.

Launch Vehicle: The Delta Launch Vehicle, as more fully described in Attachment
     1, Statement of Work, or other equivalent launch vehicle system, required to perform the relevant Launch Services under this LSA.

Launch Window: A period of time within the Launch Date during which the Launch can occur and meet mission requirements.

Party or Parties: Means the Seller or the Buyer or both, according to the context.

                                   PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

Spacecraft: The Buyer-furnished satellite, payload, or equivalent that meets the criteria of Attachment 2, Interface Requirements Document (IRD), and Attachment 3, Delta II Payload Planners Guide, which is designated for transportation and release into space under this LSA.

Third Party: Any person or entity other than the Seller, Buyer, and the United
     States and its agencies or its contractors and subcontractors involved in the Launch Services.

Written Notification: In accordance with Article 27 of this Launch Service
     Agreement

           Paragraph titles and headings contained herein are for convenience and serve only to introduce the general subject matter contained within the paragraph following such title or heading. Titles and headings are not to be construed, either wholly or in part, to have any unique legal significance beyond their stated purpose. Furthermore, where the context so requires, words in the singular include the plural and vice-versa.

                                   PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

ARTICLE 2. SERVICES TO BE PROVIDED BY SELLER.
           ----------------------------------

           Seller shall provide Launch Services to Buyer from the Launch Site using a Launch Vehicle. These services are as set forth in Attachment 1, Statement of Work, dated February 2, 2001, which is attached to and made part of this LSA. Seller shall provide the additional services related to the Launch Services as set forth in Attachment 1, Statement of Work.

ARTICLE 3. SCHEDULE FOR PERFORMANCE OF SERVICES BY SELLER.
           -----------------------------------------------

           A.  Identification of Launch Semester. Seller shall effect the Launch
               ------------------------------------
within the Launch Semester commencing on 15 October 2001.

           B.  Determination of Launch Period,  Launch Slot, and Launch Date.
               --------------------------------------------------------------
Seller and Buyer shall agree, giving due consideration to Seller's other commitments and available resources:

     (1) to a one (1) month Launch Slot at least two (2) months before the Launch Period begins; and
     (2) to a Launch Date at least forty-five days before the Launch Slot begins.

ARTICLE 4. PRICES AND TERMS OF PAYMENT.
           ----------------------------

           A.  Price.  Buyer shall pay to Seller, as consideration for the
               -----
Launch Service(s), a price of $ *  (United States Dollars), subject to
                               ---
adjustment as provided elsewhere in this LSA.

           B.  Payment  Schedule.  The price referred to in Paragraph A above
               -----------------
of any set-offs, taxes, duties or other deductions.

*Confidential treatment requested. The omitted material has been filed separately with the Commission.


                                  PROPRIETARY

      Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                                   Table 4-1
                     Payment Schedule for Launch Services

                                               Incremental           Cumulative
Payment Due Date            Due Date            Payment %             Payment %
----------------            --------           -----------           ----------

                                       *
                                       -

           C.  Definition of Launch for Payment Purposes. For payment purposes,
               ---------------------------------------------
"L" is defined as the first calendar day of the Launch Term, in effect at the time the payment is due.

           D. Manner of Payment. All payments shall be in United States dollars
              ------------------
in immediately available funds to Seller's account as follows:

                                       *
                                       -

           E.  Past Due Payments. Past due payments shall bear interest
               -----------------
until paid at a rate that is * . A payment(s) not received within sixty (60)
                            ---
days of the applicable payment due date shall constitute the Buyer's material breach of this LSA.

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.


                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

           F.  Reserved
               --------

ARTICLE 5. LAUNCH SCHEDULE CHANGES.
           ------------------------

           A. Launch Schedule Acceleration. At any time prior to sixty (60) days
              ----------------------------
before the first day of the Launch Term, the requesting Party, by written notice to the other Party, may request an acceleration of the Launch to a date specified in the notice. In the event that the requested acceleration is unacceptable to the other Party, the Parties shall work together to establish a mutually acceptable date which shall be as close as possible to the date requested, giving due consideration to the Seller's other commitments and available resources. The payment terms shall be adjusted on a day for day basis consistent with the accelerated launch schedule.

           B. Launch Schedule Postponements within the Grace Period(s). Either
              --------------------------------------------------------
Party shall have the right to postpone any Launch Service without assessment of postponement fees, for up to the applicable grace periods as reflected in Table 5-1 and subject to Launch Service availability. The postponing Party shall provide due notice to the other Party in accordance with Table 5-1. Postponements under Article 5 do not include excusable delays as defined under
Article 12. In the event the requested postponement is not acceptable to the other Party, the Parties will work together to establish a mutually acceptable date which shall be as close as possible to the date requested by the postponing Party, giving due consideration to the other Party's commitments and available resources.

                                   Table 5-1
                         Launch Schedule Postponements
                         -----------------------------

     ---------------------------------------------------------------------------
               Notification Period                         Grace Period

             (Months prior to Launch)
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                       *
                                       -

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

      Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

The cumulative total of all postponements within a given notification period shall not exceed the corresponding grace period. The maximum grace period for postponement(s) is cumulative and shall not exceed * in total for all
                                                  ---
notification periods taken together.

           C. Launch Schedule Postponements beyond the Grace Period(s). Either
              --------------------------------------------------------
Party, by written notice, may request a postponement of a Launch to a date exceeding the grace period(s) as set forth in Table 5-1. Requests which exceed the grace period(s) shall be subject to payment, as liquidated damages and not as a penalty, of postponement fees for those days of delay exceeding the grace period(s). Postponement fees shall equal the amounts shown in Table 5-2 as determined by the notification date, to a maximum of * . Postponement fees shall be the sole remedy available to the Parties for any and all impacts associated with the applicable Launch postponements. No launch postponement fees will be assessed for excusable delays as defined under Article 12 of this Launch Services Agreement. Unless mutually agreed to by the Parties, in no event shall a Launch Service be postponed for more than * beyond the Grace Period(s) reflected in Table 5-1, for reasons other than excusable delay.

                                   Table 5-2
           Delta II Launch Schedule Postponement Fees (U.S. Dollars)

     ---------------------------------------------------------------------------
               Notification             Buyer Delays        Seller Delays
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                       *
                                       -
           D. For postponement purposes, "L" is defined as the first calendar day of the Launch Term, which is in effect at the time the postponement is requested.

           E. Payment Adjustments for Launch Schedule Changes. Except for the final payment due * , the payment schedule shall not be adjusted for * .

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

      Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

The payment schedule for * , shall not be modified as to payments already made
                        ---
or due, but shall be modified on a day for day basis consistent with the revised Launch schedule for all remaining payments. For * , which do not exceed *
                                               ---                     ---
cumulative, there will be no payment schedule adjustment. * shall be credited to
                                                         ---
the remaining buyer payments; if no additional payments are due, * shall be made
                                                                ---
within * of the * . If * , future payments shall be adjusted to accommodate the
      ---      ---    ---
 * ; if no additional payment(s) required, * will be paid within * of * . In any
---                                       ---                   ---  ---
event, all payments and fees shall be paid * .
                                          ---

ARTICLE 6. BUYER'S DELIVERABLES.
           --------------------

           A. Tasks to be Performed by Buyer. Buyer shall seasonably deliver to
              ------------------------------
Seller the data described in Attachment 1, Statement of Work and shall ensure that the Spacecraft when tendered for launch is compatible with the requirements specified in Attachments 1, 2 and 3.

           B. Conditions Precedent. Buyer's seasonable delivery of data,
              --------------------
obtaining required licenses and demonstrating compatibility of the Spacecraft with Attachments 2 and 3 shall each be conditions precedent to Seller's obligation to effect any and all of the Launches contemplated herein. An equitable adjustment will be afforded to Seller in delivery, price or other contractual terms that are affected if Buyer delays or fails to perform.

ARTICLE 7. RESERVED.
           --------

ARTICLE 8. LAUNCH MANIFEST GUIDELINES.
           --------------------------

           The following guidelines shall govern the establishment of launch schedule priorities between Seller and Buyer:

     (1) In the event of a Seller launch delay, the launching order shall remain in effect as of the date of Seller's delay.
     (2) Launches will have priority in the following order:

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

      Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

            A. Time critical scientific missions and DPAS rated military missions;
            B. Reflight or replacement launches due to previous mission failures.

ARTICLE 9.  CHANGES.
            --------

            During the performance of this LSA, either Party shall have the right to request changes to this LSA. Any such requests for changes must be made in accordance with Article 27. The receiving Party shall provide notification to the requesting Party of any price, schedule, or other terms affected by the requested change. For any such change which affects price, schedule or other terms, an equitable adjustment, will be negotiated in good faith between the Parties. If the Parties reach agreement, this LSA shall be amended in accordance with Article 33. Neither Party shall be obligated to proceed with a change unless the LSA has been amended.

ARTICLE 10. ALLOCATION OF RISKS AND LIABILITIES.
            ------------------------------------

            A. Third Party Liability. Consistent with Chapter 701, Title 49 of
               ---------------------
U.S. Code, Commercial Space Launch Activities, 49 U.S.C. App. ss.ss. 70101-70119, and its regulations, Seller shall indemnify, defend and hold harmless Buyer, its officers, employees, agents, contractors, subcontractors and suppliers and their respective governments, at every tier and Buyer's financiers (first tier only) against liability for damage to the property of Third Parties (including the U.S. Government) or bodily injury to any persons, including death, proximately caused by the Launch of the Spacecraft hereunder, except for such liability, damage or injury caused by Buyer's willful misconduct and/or negligence. Buyer shall give Seller prompt written notice of any claim of such damage or injury and shall cooperate with Seller and its insurers in every reasonable way in defending against such claim. Seller shall obtain and maintain the insurance required by the United States Federal Aviation Administration, Office of the Associate Administrator for Commercial Space Transportation (AST), formerly known as Office of Commercial Space Transportation (OCST), issued launch license in accordance with the Commercial Space Launch Act (CSLA) in connection with any and all of the Launch Services hereunder.

            B. Interparty Waiver of Liability. Each Party agrees to waive its
               ------------------------------
right to make claim for, and be responsible for, any property damage or loss it sustains, or for any personal

                                  PROPRIETARY

      Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

injury to, death of, or property damage or loss sustained by its own employees resulting from the performance of this LSA. Each Party agrees to execute and submit to AST, at least thirty (30) days before commencement of licensed Launch activities, the three (3) party reciprocal waiver of claims agreement required under CSLA Section 440.17(c). In addition, the Parties agree to execute reciprocal waivers of claims at least thirty (30) days before commencement of licensed launch activity with its customers, contractors, subcontractors and suppliers at any tier, necessary to implement the reciprocal waiver provisions contemplated by United States Federal Aviation Administration, AST (CSLA, 49 U.S.C. App. ss.ss. 70101-70119) in connection with any and all of the Launch Services hereunder.

            C.  Definitions.  For purposes of this Article, the following
                -----------
definitions shall apply:

            (1) Contractors and subcontractors means those entities that are involved at any tier, directly or indirectly, in licensed launch activities, and includes suppliers of property and services, and the component manufacturers of a Launch Vehicle or payload.

            (2) Customer means the person who procures Launch Services from the licensee, any person to whom the customer has sold, leased, assigned, or otherwise transferred its rights in the payload (or any part thereof) to be launched by the licensee, including a conditional sale, lease, assignment, or transfer of rights, any person who has placed property on board the payload for launch or payload services, and any person to whom the customer has transferred it rights to the Launch Services.

            (3) Third Party means:

            (a) Any person other than:

                (i) The United States, its agencies, and its contractors and subcontractors involved in Launch Services for licensed Launch activities;

                (ii) The licensee and its contractors and subcontractors involved in Launch Services for licensed Launch activities; and

                                  PROPRIETARY

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           restriction on the title page of this proposal or quotation

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                (iii) The customer and its contractors and subcontractors
                      involved in Launch Services for licensed Launch activities.

            (b) Government personnel.

            D.  Buyer Assumption of Risk and Indemnity for Spacecraft. Buyer
                -----------------------------------------------------
assumes the risk of any actual or constructive loss of or damage to the Spacecraft prior to, during, and after Launch, and of any loss or damage caused to Buyer or Buyer's customers as a result of the non-availability of or inability to use the Spacecraft following Launch. Buyer shall indemnify, defend, and hold harmless Seller, its officers, agents, employees, contractors, subcontractors and suppliers at every tier and the U.S. Government against all claims and actions, including claims and actions by Buyer's customers, contractors and subcontractors, Buyer's insurers and other Third Parties, based in whole or in part on loss or damage resulting from the non-availability of or inability to use the Spacecraft, except for loss or damage caused by willful misconduct, whether or not caused by the negligence of Seller, its officers, agents, employees, contractors, subcontractors or suppliers at any tier or any Third Party involved in payload processing activities, or the U.S. Government. Buyer agrees to flow down the aforementioned provisions to its customers, contractors, subcontractors and other Third Parties.

ARTICLE 11. COMMERCIAL SPACE OPERATIONS SUPPORT AGREEMENT (CSOSA)
            -----------------------------------------------------

            A.  Allocation of Risks and Insurance. The following Articles shall
                ---------------------------------
apply with respect to the performance of this Agreement involving commercial launch activities, not covered by a Department of Transportation license, which are being conducted at facilities owned or controlled by the Government.

            B.  Definitions.  For the purposes of these Articles the following
                -----------
definitions shall apply:

            1. Damage: Bodily injury to or death of any person, damage to or loss of any property, real or personal, loss of revenue or profits or other direct, indirect or consequential damages therefrom. Such damage shall include that caused by a

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                release of or exposure to a hazardous substance, as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act.

            2. Liability: Any legal or equitable obligation, debt, or duty to any person, including, but not limited to (a) obligations pursuant to any Government treaty or imposed by any judgment by a court or other body of competent jurisdiction, (b) administrative costs, (c) litigation costs, including, but not limited to, attorney fees, and (d) settlement payments. Liability includes legal obligations that are the result of an accident or environmental incident, legal obligations pursuant to any Government treaty, and any judgment by a court of competent jurisdiction.

            C.  Allocation of Risk.
                ------------------

            1. Buyer agrees that the government, its contractors and subcontractors, and the employees of any of them, are not responsible to Buyer, its contractors or subcontractors, or the employees of either of them, regardless of fault or causation for any damage, liability, or financial loss that is incurred by Buyer, its contractors or subcontractors or the employees of either of them, that arises from, or relates to, the performance of this Agreement.

            2. Buyer agrees to indemnify and hold Seller, the government, their contractors and subcontractors, and the employees of any of them, harmless from all suits, claims, or demands by any person for any damage or liability that is incurred by Seller, the government, their contractors and subcontractors, or the employees of any of them, caused by Buyer, its contractors or subcontractors, or the employees of any of them.

            3. The Buyer expressly waives any immunity under industrial insurance, whether arising from any statute or other source, to the extent of the indemnity set forth above.

            4. Buyer agrees that, in lieu of requiring Buyer to pay for damage to government property caused by Buyer, its contractors or subcontractors, or the employees of any of them, the government may require Buyer to repair or replace the damaged government property at no cost to the government.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

            5. Buyer agrees that, for the purpose of enforcing Buyer's obligations herein, the government, its contractors and subcontractors are third-party beneficiaries.

            D.  Insurance.
                ---------

            1. Buyer, at no additional cost to Seller or the government, shall carry and maintain insurance throughout the period of performance to protect Seller and the government, their contractors and subcontractors, and the employees of any of them from the damage or liability for which Buyer is liable or agrees to indemnify and hold Seller, the government, their contractors and subcontractors, and the employees of any of them, harmless under this Agreement. In addition to the above requirement, at a minimum, the Buyer shall carry and maintain, and ensure that all its contractors and subcontractors carry and maintain, insurance of the types and minimum amounts set forth below:

            2. Commercial General Liability insurance with available limits of not less than five hundred thousand dollars ($500,000) per occurrence for bodily injury and property damage combined. Such insurance shall contain coverage for all premises and operations, broad form property damage and contractual liability.

            3. Workers' Compensation insurance in accordance with the applicable laws relating to workers' compensation with respect to all their respective employees working on or about the premises. If Seller is required by applicable law to pay any workers' compensation premiums with respect to any employee of Buyer, or any of its contractors or subcontractors, Buyer shall reimburse Seller for such payment.

            4. If licensed vehicles will be used in connection with this Agreement, Business Automobile Liability insurance covering all vehicles, whether owned, hired, rented, borrowed, or otherwise, with available limits of not less than two hundred thousand dollars ($200,000) per person and five hundred thousand dollars ($500,000) per accident and twenty thousand dollars ($20,000) property damage.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

            5. Certificates of Insurance. Buyer shall provide, within 30 days from commencement of this Agreement, insurance certificates for Seller's review and approval reflecting full compliance with the requirements set forth in paragraphs D.2 through D.4 above. Certificates shall be kept current and in compliance throughout the period of this Agreement and shall provide for thirty
(30) days advance written notice to Seller in the event of cancellation or a material change in policy coverage. Failure of Buyer or any of its contractors or subcontractors, thereof, to furnish Certificates of Insurance, or to procure and maintain the insurance required herein, or failure of Seller to request such certificates, endorsements, or other proof of coverage shall not constitute a waiver of the respective Buyer's, contractors, or subcontractor's obligations hereunder .

            6. Self-Assumption. Any self-insured retention, deductibles, and exclusions in coverage in the policies required hereunder shall be assumed by, for the account of, and at the sole risk of Buyer, its contractor or subcontractor which provides the insurance, and to the extent applicable shall be paid by the Buyer, contractor, or subcontractor. In no event shall the liability of Buyer, its contractor or subcontractor, thereof be limited to the extent of any of the minimum limits of insurance required herein.

            7. Protection of Property. Buyer assumes, and shall ensure that all contractors and subcontractors thereof, and their respective employees, assume the risk of loss or destruction of, or damage to any property of such parties whether owned, hired, rented, borrowed, or otherwise. Buyer waives, and shall ensure that any contractor or subcontractor thereof, and their respective employees, waive all rights of recovery against Seller or the government for any such loss or destruction of, or damage to any property of Buyer, contractor or subcontractor, or their respective employees, except for loss or destruction of, or damage to any such property caused by intentional misconduct on the part of seller.

            8. Each insurance policy required under this Article D (except for workers' compensation) shall be endorsed to name Seller and the government as additional insured and shall renounce all rights of subrogation against Seller and the government, except for:

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

     a) any damage, liability, or financial loss incurred by Buyer, its contractors or subcontractors, or the employees of any of them, caused by intentional misconduct on the part of Seller or government managerial personnel, or

     b) any damage or liability incurred by Seller or the government, or their contractors and subcontractors, or the employees of any of them, caused by intentional misconduct on the part of Seller or government managerial personnel.

            9. Buyer agrees that all proceeds of insurance for a claim under the indemnity in Article C above shall be first applied to satisfy Buyer's obligations to the indemnitees. Further, each such policy shall renounce all rights of subrogation against employees of the Seller or the government, except for any damage, liability, or financial loss incurred by Buyer, its contractors or subcontractors, or the employees of any of them, that is caused by the intentional misconduct of employees of Seller or the government. Any such policy right of subrogation against employees of Seller or the government shall not limit the obligation of the Buyer to indemnify and hold Seller and the government harmless.

            10. Any right of subrogation against contractors or subcontractors of Seller or the government, or their respective employees shall not limit the obligation of Buyer under this Article to indemnify and hold harmless Seller or the government and their employees. Further, any right of subrogation against government contractors or subcontractors is limited to any insurance that they carry, unless the damage or liability is caused by intentional misconduct.

            11. Notice - Buyer shall immediately notify Seller of any claim or action against, or damage suffered or incurred by Buyer, arising from or related to performance of this Agreement and provide Seller with copies of all pertinent papers Buyer receives regarding such claim, action or damage.

            12. Cooperation - Buyer and Seller agree to cooperate in obtaining relevant reports and other information in connection with the presentations by either party of any claim under insurance required by this Agreement.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

ARTICLE 12. EXCUSABLE DELAYS.
            -----------------

            Neither Party shall be held responsible for delays in completion of, or failure to complete services caused by excusable delay. For purposes of this LSA, excusable delay shall include, but is not limited to: acts of God or of the public enemy, fire, flood, earthquake, inclement weather, epidemic, quarantine restriction, war, lockout, strike, walkout, freight embargo, environmental issues, launch anomaly(ies), acts or omissions of the U.S. government whether in its sovereign or contractual capacity, including government priorities, allocations, export restrictions, regulations, or orders affecting materials, facilities, or completed spacecraft; or any other event, whether or not foreseeable, which is beyond the reasonable control of the Party claiming excuse, including any such event affecting a subcontractor of said Party. In addition to the foregoing, any interference by the U. S. Government or other Government with Seller's use of the Launch Site, the Delta Launch Vehicle program, or any explosions associated with any launch or launch vehicle processing, or environmental or safety issue which interferes with or interrupts Seller's use of the Launch Site, shall be conclusively presumed to be excusable delay. Each Party shall promptly notify the other Party of a potential excusable delay event.

ARTICLE 13. TERMINATION.
            ------------

            A.  Termination by Buyer for Buyer's Convenience. Buyer, for its
                --------------------------------------------
convenience, may terminate the Launch under this LSA at any time by written notice to Seller thirty (30) days in advance of the effective date of termination. In the event of such a termination, Buyer agrees to pay to Seller, as liquidated damages and not as penalty, the sums set forth in Table 13-1 below, unless the termination for convenience is to launch on another launch provider. For such a termination (to launch on another provider) Buyer will pay to Seller, as liquidated damages and not as penalty, the sums set forth in Table 13-2 below. Liquidated damages shall be the sole remedy available to the Parties for any and all impacts associated with such a termination.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                                  Table 13-1
           Termination for Buyer's Convenience - Liquidated Damages
           --------------------------------------------------------
     Liquidated Damages expressed as a percentage of Launch Service Price

Effective Date           Incremental Liquidated           Cumulative Liquidated
of Termination                Damages Due %                   Damages Due %
--------------           ----------------------           ---------------------

                                       *

                                  Table 13-2
           Termination for Buyer's Convenience - Liquidated Damages
           --------------------------------------------------------
     Liquidated Damages expressed as a percentage of Launch Service Price

Effective Date           Incremental Liquidated           Cumulative Liquidated
of Termination                Damages Due %                   Damages Due %
--------------           ----------------------           ---------------------

                                       *

            Should the buyer terminate for any reason, Boeing Capital Corporation (BCC) is relieved of any and all financing obligations as well as those set forth herein.

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

            If the date of termination falls on a date intermediate to the effective date of termination as set forth in Table 13-1 or Table 13-2 above, *.

            B.  Termination by Buyer For Cause. Buyer shall have the right to
                ------------------------------
terminate this LSA for default if Seller commits a material breach and fails to commence curing such breach within thirty (30) days following written notice by Buyer specifying the breach or if such breach cannot be cured within 60 days. Buyer, by written notice to Seller, may terminate a Launch Service for cause if Seller, for reasons other than excusable delay or Buyer's changes or postponements, has failed or notifies Buyer by written notice that it believes it will fail to effect the Launch within six (6) months beyond the Grace Period(s) as specified in Table 5-1. Buyer shall provide Seller with such termination notice within 45 days after notice of such delay from Seller. Upon such termination for cause, Seller shall refund to Buyer all payments theretofore received by Seller for the terminated Launch Service and this shall be Buyer's sole remedy for any and all impacts associated with such termination. The rights and remedies of Buyer provided in this LSA shall be the exclusive remedies of Buyer in the event of a default or breach by Seller of this LSA.

            C.  Termination  Notice.  Termination by Buyer of any applicable
                --------------------
Launch Service or this entire LSA shall take place only if Buyer gives written notice of termination by an authorized agent to Seller in accordance with
Article 27.

            D.  Termination  Date. For any termination by Buyer, the effective
                ------------------
termination date of the applicable Launch Service, or the entire LSA, shall be the later of either the termination date specified in Buyer's written notice of termination, or the date of Seller's receipt of Buyer's written notice of termination.

            E.  Termination by Seller for Cause. Seller shall have the right to
                -------------------------------
terminate this LSA for default if Buyer commits a material breach and fails to cure such breach within thirty (30) days following written notice by Seller specifying the breach and its intent to terminate the LSA. In the event of such termination, Seller shall be entitled to retain, as liquidated damages and not as a penalty: 1) all payments previously received by the Seller; 2) those payments due and owing as of the effective date of termination; 3) those partial payments determined by linear interpolation for a termination(s) falling on a date(s) intermediate to the payment due date(s); 4)

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

and all interest payments which may be due pursuant to Article 4.E. Liquidated damages shall be the sole remedy available to the Parties for any and all impacts associated with such a termination. The rights and remedies of Seller provided in this LSA shall be the exclusive remedies of Seller in the event of a default or breach by Buyer of this LSA.

ARTICLE 14. WARRANTY DISCLAIMER.
            -------------------

            SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LAUNCH OR ANY SERVICES PROVIDED TO OR ON BEHALF OF BUYER. NOTHING IN THIS LSA SHALL BE CONSTRUED AS AN EXPRESS OR AN IMPLIED WARRANTY. BUYER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS ARTICLE AND THE EXCLUSION OF ALL WARRANTIES HAS BEEN BARGAINED FOR IN THIS LSA.

ARTICLE 15. RISK TO SPACECRAFT.
            ------------------

            The Parties to this LSA are aware that the use of expendable launch vehicles involves a degree of risk to the Spacecraft. The Parties have made a deliberate, knowing allocation between them of that risk, it being their intent that Buyer, its insurers and customers shall bear the risk of loss of the Spacecraft. Buyer shall ensure that its insurers shall waive all rights of subrogation against the Seller.

ARTICLE 16. LIMITATION OF LIABILITY.
            -----------------------

            In no event shall either Party be liable under or in connection with this LSA under any theory of contract, tort, negligence, strict liability or any other legal or equitable theory for direct, indirect, special, consequential, incidental damages or indemnities except as expressly provided in this LSA. Seller's sole liability with respect to the failure of the Launch following its commencement shall be as stated in Article 10 of this LSA. It is the intent of the Parties that the public interest is not involved in the subject matter of this LSA.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

ARTICLE 17. INFORMATION.
            -----------

            A. Neither Party shall use, other than for the performance of this LSA, nor disclose to others any proprietary information obtained by one Party ("Receiver") from the other ("Discloser") under or in connection with this LSA and identified by an appropriate legend as being Proprietary Information. When disclosed orally, Proprietary Information will be immediately identified as Proprietary Information within 30 days of disclosure, the Discloser will reduce the oral disclosure to written form, mark it as proprietary, and deliver it to recipient.

            B. Proprietary Information is defined as technical data and other information (including but not limited to descriptions, drawings, compositions, business and financial information, and computer software) which is related to the subject matter set forth in this LSA, and which is identified as proprietary by the Discloser in accordance with the following guidelines: these limitations shall not apply to any such information, which, if established by written existing documentation can be shown to be (i) information in the public domain, other than through the act of the Receiver, (ii) information that is the same as information previously or subsequently acquired by the Receiver independently of the Discloser, (iii) disclosure by the Receiver to its customers, contractors, auditors and insurers (and, by Buyer, to its customers) to permit performance of this LSA who have a reasonable need for the information under restrictions substantially identical to those contained in this Article 17, (iv) disclosure or use after ten years following the completion of all Launch Services, or (v) a disclosure that occurs notwithstanding the exercise by the Receiver of the same degree of care that it normally exercises to prevent the unauthorized disclosure of its own proprietary information.

            C. The terms and price(s) set forth in this LSA are Proprietary Information of the Parties, whether marked or noted. Neither Party may disclose these terms or prices to anyone without the prior consent of the other, except as required to comply with applicable security laws for the registration or offering of securities. In the event disclosure is required to comply with applicable securities laws as described above, the party that is being required to make the disclosure shall notify the other party at least 30 days prior to disclosure and shall cooperate with the other party to (1) minimize the disclosed information to only that which is necessary to satisfy such applicable laws, excluding any form of technical data, as defined in the International

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

Traffic in Arms Regulations (ITAR), 22 CFR 120-130 and (2) seek confidential treatment of the disclosed information by the applicable government agency.

ARTICLE 18. INFRINGEMENT.
            ------------

            A. Each Party shall indemnify, hold harmless and defend the other from any claim that any performance of this LSA by the indemnifying Party infringes any patent, trademark, copyright or similar industrial property right of a Third Party, provided that the indemnitee shall have given prompt notice of the claim to the indemnitor, shall have given the indemnitor the full right to defend and settle the claim and shall have cooperated fully with the indemnitor in such defense and settlement. It is expressly understood that neither Party by entry into this LSA nor the performance by either Party or any acts required by this LSA grant any rights to or under any of either Party's respective patents, proprietary information, or other intellectual property rights to each other or to any Third Party, unless such grant is expressly recited in a separate written document duly executed by or on behalf of the granting Party.

            B. Seller shall not be liable if the alleged infringement arises from Seller's compliance with Buyer's designs, specifications, or interface instructions.

ARTICLE 19. BAILED EQUIPMENT.
            ----------------

            The Parties contemplate that Seller shall provide to Buyer certain items for Buyer's use in connection with this LSA. Buyer shall assume the risk of and indemnify Seller against loss of or damage to such items until returned to Seller.

ARTICLE 20. OPTIONAL LAUNCH
            ---------------

            The Seller grants to the Buyer the right to an optional launch of essentially the same performance and interface requirements. The launch shall take place no later than * . The schedule shall be determined in accordance with
ARTICLE 3. B. upon exercise of the option, except that the Launch Semester shall be * . Buyer shall pay to Seller, as consideration for the Launch Service(s), a price of $ * (United States Dollars) that shall be * .

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

A non-refundable down payment of $ * , which will be credited to the optional launch service price, is due * under this LSA but no later than * . Should payment not be received by Seller as required, the optional launch, this article 20, shall become void. The exercise date for the optional launch shall be not later than * prior to the requested launch date within the period indicated above. Articles 4, 5 and 13 shall be modified as required.

ARTICLE 21. GOVERNING LAW.
            -------------

            This LSA shall be governed by and construed in accordance with the laws of the State of Colorado, U. S. A, excluding its rules as to conflicts of laws. The state and federal courts situated in Colorado shall have exclusive jurisdiction and venue to hear all disputes arising out of or related to this Agreement.

ARTICLE 22. LICENSES, PERMITS AND REGISTRATIONS.
            -----------------------------------

            Seller shall be responsible for obtaining and maintaining all U.S. governmental licenses or authorizations necessary for the Launch Services, except that Buyer shall be responsible for obtaining any license required for radio telecommunication with the Spacecraft after separation from the Launch Vehicle.

ARTICLE 23. REGISTRATION OF LAUNCH VEHICLE AND SPACECRAFT.
            ---------------------------------------------

            Pursuant to the Convention on Registration of Objects Launched into Outer Space (TIAS 8480), Buyer shall be responsible for registration of the Spacecraft and Seller shall be responsible for registration of the Launch Vehicle.

ARTICLE 24. SECURITY.
            --------

            Buyer shall abide by and require its employees, agents and subcontractors to abide by all applicable U.S. Government and Seller security rules and regulations while they are on U.S. Government or Seller premises in connection with this LSA.

           *Confidential treatment requested. The omitted material has been filed separately with the Commission.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

ARTICLE 25. TAXES
            -----

            The total price as of the date this LSA is signed and as it may be subsequently amended, does not include any amount for the following:

     (1) any type of sales tax, use tax, Value Added Tax, or other similar transfer tax, (including any additions to tax, interest, and/or penalties) now or later arising under the laws, rule or regulations of any competent authority in any state or local government of the United States or the U.S. Federal Government; and

The Parties agree that the Buyer is liable for all amounts described above (collectively referred to as "Taxes"). Seller shall promptly notify Buyer if a claim is made by any jurisdiction against Seller for any Taxes. If reasonably requested by Buyer in writing, Seller, at Buyer's expense, shall contest the validity, applicability amount of Taxes by actions to which Seller and Buyer jointly agree. If Buyer fails to take such written request to Seller, Seller shall promptly pay all Taxes then due and owing and Buyer shall immediately reimburse Seller for such Taxes upon Seller's presentation to Buyer of proof of payment of such Taxes.

ARTICLE 26. NATURE OF RELATIONSHIP.
            ----------------------

            For the purposes of this LSA, Seller and Buyer are independent entities. Nothing contained in this LSA shall create or be deemed or construed to create a joint venture, teaming agreement, partnership, agency relationship, or other form of joint business enterprise or undertaking between the Buyer and Seller.

ARTICLE 27. NOTICES.
            -------

            Notices under or in connection with this LSA shall be effective upon receipt and shall be sent in writing, addressed as follows:



Notices to Seller:       Delta Launch Services, Inc.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                         5301 Bolsa Avenue
                         Huntington Beach, CA 92647-2048 U. S. A.
                         Attention:  Contracts Department, Dept. BC32
                         Mail Code: H014-C457

Notices to Buyer:        EarthWatch Incorporated
                         1900 Pike Road
                         Longmont, CO 80501
                         Attention: Shawn Thompson, Director of Contracts

Either Party, by written notice to the other, may change its address.

ARTICLE 28. ASSIGNMENT.
            ----------

            Neither Party may assign or delegate any of these rights or obligations without the prior written consent of the other Party which will not be unreasonably withheld. However, Seller may assign this LSA, without Buyer's consent, to any entity which acquires, by merger, acquisition, purchase or reorganization, all or substantially all of its assets contemplated to be used by Seller to perform this LSA. Buyer may assign this LSA, without Seller's consent, to any entity which acquires, by merger, acquisition, purchase or reorganization, all or substantially all of its assets contemplated to be used by Buyer to perform this LSA provided that Seller does not have justifiable concern for: (1) the assignee's financial security and its ability to make timely payments. Proper assignments shall bind and benefit any successors or assigns.

ARTICLE 29. PUBLIC RELEASE OF INFORMATION.
            ------------------------------

            Except as required by law or regulation, no news release, public announcement, or advertising material concerned with this LSA shall be issued by either Party without prior written consent of the other Party. Such consent shall not be unreasonably withheld. All releases shall be coordinated between both Parties.

ARTICLE 30. ORDER OF PRECEDENCE.
            -------------------

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

            All Articles and Attachments in this LSA shall be read so as to be consistent to the extent practicable. In the event of any inconsistency between the Articles and Attachments of this LSA, the order of precedence shall be:

            1.  The Articles of this LSA;
            2.  Attachment 1, Statement of Work;
            3.  Attachment 2, Interface Control Document;
            4.  Attachment 3, Delta II Payload Planners Guide

ARTICLE 31. U.S. GOVERNMENT APPROVAL AND REQUIREMENTS.
            -----------------------------------------

            This Launch Services Agreement is subject to all United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations including all applicable U.S. Government security regulations. The Parties agree that the obligations contained in this Agreement shall not affect the performance of any obligations created by prior contracts or subcontracts which the Parties may have individually or collectively with the U.S. Government. The technical data exported from the United States in furtherance of this Agreement and any defense article which may be produced or manufactured from such technical data may not be transferred to a person in a third country or to a national of a third country except as specifically authorized in this LSA.

ARTICLE 32. PARTIAL INVALIDITY.
            ------------------

            Should any provision of this LSA be found to be invalid, illegal, or unenforceable, in whole or in part, the Parties agree to continue performance on the remaining provisions of the LSA not so affected, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the performance contemplated to be unreasonable.

ARTICLE 33. ENTIRE LAUNCH SERVICES AGREEMENT.
            --------------------------------

            This is the entire Launch Services Agreement between the Parties as agreed to in Huntington Beach, California, U. S. A. There are no prior or contemporaneous different or additional agreements. This LSA shall not be modified in any way other than by a subsequent writing signed by both Parties.

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

ARTICLE 34. EFFECTIVITY.
            ------------

            This Launch Service Agreement becomes effective immediately upon execution by both parties and the approval of the EarthWatch Incorporated Board of Directors. Buyer shall provide written notice to Seller of board approval pursuant to Article 27 and shall remit payment in accordance with Article 4 of this LSA. Should notice not be received by Seller by 16 February 2001, this LSA shall become void and both parties are relieved of all obligation set forth herein.

DELTA LAUNCH SERVICES, INC.                  EarthWatch Incorporated


BY:  /s/ Renee L. Hunter                     BY:  /s/ Shawn Thompson
   ------------------------------------         --------------------------------
TYPED  NAME:  Renee L. Hunter                TYPED  NAME:  Shawn Thompson
TITLE: Director, DLS Contracts               TITLE: Director of Contracts
DATE:  February 2, 2001                      DATE:  February 2, 2001
     ----------------------------------           ------------------------------

                                  PROPRIETARY

     Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation.